EXHIBIT 10.3.2


     THIS IS AN AMENDMENT AGREEMENT (the "Amendment Agreement"), dated as of February 8, 2005 among West Pharmaceutical Services, Inc., a Pennsylvania corporation, ("WPS") its wholly owned subsidiary West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd., a corporation organized under the laws of England and Wales, (together with WPS, the "West Group") and Innovative Drug Delivery Systems, Inc., a Delaware corporation ("IDDS").

                                   BACKGROUND

     The West Group and IDDS are parties to a License Agreement, dated as of August 25, 2000, as amended (the "Umbrella License Agreement").

     In connection with the assignment of the Umbrella License Agreement in connection with the sale of the West Group's drug delivery business, the parties have agreed to further amend the Umbrella License Agreement.

     In consideration of IDDS's consent to the assignment, and intending to be legally bound hereby, the parties agree as follows:

1. Section 6.2.2 of the Umbrella License Agreement is hereby amended to read in its entirety as follows:

     "a summary balance sheet for the previous year; provided, however, that this Section 6.2.2 shall be deemed to be satisfied so long as the information to be furnished is readily available to West or any successor or assign (including Archimedes Pharma Limited) on the U.S. Securities and Exchange Commission's internet homepage or at the internet homepage of IDDS or its parent within the applicable time period required under this Section 6.2."

2. Except as expressly set forth above, the Umbrella License Agreement shall continue in full force and effect without further amendment.

3. This Amendment Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and supersedes all written or oral prior agreements or understanding with respect thereto. This Amendment Agreement may be executed in counterparts and shall be governed by the laws of the Commonwealth of Pennsylvania without regard to the conflicts of laws principles thereof.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate by their respective duly authorized officers.

INNOVATIVE DRUG DELIVERY SYSTEMS, INC.


By: _________________________________________
         Name:
         Title:

WEST PHARMACEUTICAL SERVICES, INC.


By: _________________________________________
         Name: John R. Gailey III
         Title: Vice President

WEST PHARMACEUTICAL SERVICES DRUG DELIVERY & CLINICAL RESEARCH CENTRE LTD.


By: _________________________________________
         Name: Donald E. Morel, Jr.
         Title: Director


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